SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 26, 2007
THE CHUBB CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8661 (Commission File Number)	13-2595722 (IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 903-2000
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: JUNIOR SUBORDINATED INDENTURE
EX-4.2: FIRST SUPPLEMENTAL INDENTURE
EX-4.3: FORM OF DEBENTURE
EX-8.1: LEGAL OPINION OF DEBEVOISE & PLIMPTON LLP
EX-99.1: REPLACEMENT CAPITAL COVENANT

Item 8.01 Other Events.
On March 29, 2007, The Chubb Corporation, a New Jersey corporation (“Chubb”), completed the sale of $1,000,000,000 in aggregate principal amount of its 6.375% Directly-Issued Subordinated Capital Securities (DISCSSM) due 2067 (the “Debentures”), which were registered pursuant to an automatic shelf registration statement on Form S-3 ASR filed on March 26, 2007 (SEC File No. 333-141561) (the “Registration Statement”). In connection with the sale, Chubb entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of March 26, 2007, with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein. The Underwriting Agreement is being filed as Exhibit 1.1 to this current report on Form 8-K and shall be incorporated by reference into the Registration Statement.
The Debentures were issued pursuant to the Junior Subordinated Indenture (the “Indenture”), dated as of March 29, 2007, by and between Chubb and The Bank of New York Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of March 29, 2007, by and between Chubb and the Trustee. The Indenture and the First Supplemental Indenture are being filed as Exhibits 4.1 and 4.2, respectively, to this current report on Form 8-K and shall be incorporated by reference into the Registration Statement. The form of the Debentures is being filed as Exhibit 4.3 to this current report on Form 8-K and shall be incorporated by reference into the Registration Statement.
In connection with the issuance of the Debentures, Debevoise & Plimpton LLP rendered an opinion regarding certain tax matters. A copy of that opinion is filed as Exhibit 8.1 to this current report on Form 8-K and shall be incorporated by reference into the Registration Statement.
In connection with the issuance of the Debentures, Chubb entered into a Replacement Capital Covenant, dated as of March 29, 2007 (the “RCC”), whereby Chubb agreed for the benefit of certain of its debtholders named therein that it shall not repay, redeem, defease or purchase, and that its subsidiaries shall not purchase, all or any part of the Debentures before March 29, 2047, unless during the applicable measurement period with respect to such repayment, redemption, defeasance or purchase Chubb and its subsidiaries shall have issued specified amounts of certain replacement capital securities on the terms and conditions set forth therein. A copy of the RCC is being filed as Exhibit 99.1 to this current report on Form 8-K and shall be incorporated herein by reference into the Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

1.1	Underwriting Agreement, dated as of March 26, 2007, by and among The Chubb Corporation, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein.

4.1	Junior Subordinated Indenture, dated as of March 29, 2007, by and between The Chubb Corporation and The Bank of New York Trust Company, N.A. as trustee.

4.2	First Supplemental Indenture, dated as of March 29, 2007, by and between The Chubb Corporation and The Bank of New York Trust Company, N.A. as trustee.

4.3	Form of Debenture.

8.1	Legal Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1 hereto).

99.1	Replacement Capital Covenant, dated as of March 29, 2007, of The Chubb Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: March 30, 2007

THE CHUBB CORPORATION
By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
	Title:	Vice President and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.1	Underwriting Agreement, dated as of March 26, 2007, by and among The Chubb Corporation, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein.

4.1	Junior Subordinated Indenture, dated as of March 29, 2007, by and between The Chubb Corporation and The Bank of New York Trust Company, N.A. as trustee.

4.2	First Supplemental Indenture, dated as of March 29, 2007, by and between The Chubb Corporation and The Bank of New York Trust Company, N.A. as trustee.

4.3	Form of Debenture.

8.1	Legal Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1 hereto).

99.1	Replacement Capital Covenant, dated as of March 29, 2007, of The Chubb Corporation.